                                                                   Exhibit 10.19


                                800 TOWN CENTER DRIVE - LANGHORNE, PA 19047-1748

                                  215-757-0200 - 800-799-6880 - Fax 215-702-2100

                                                                www.ictgroup.com
ICT [logo]
HUMAN RESOURCES



March 16, 2000

Fidelity Investments
200 Magellan Way
Covington, KY

RE: Letter Of Instruction

By my signature below, I authorize the following changes to the ICT Group, Inc. Non-Qualified Executive Retirement Plan, # 44167:

The Implementation date for the plan is changed to April 1, 2000.

Sincerely,


/s/ Anne Beeson
-----------------------
Anne Beeson
Vice President of Human Resources

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                                                                         4/11/94






                  The CORPORATEplan for Retirement Select Plan

                               BASIC PLAN DOCUMENT








                                 IMPORTANT NOTE

This document is not an IRS approved Prototype Plan. An Adopting Employer may not rely solely on this Plan to ensure that the Plan is unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees and exempt from parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.

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                                                                         4/11/94

                                   CPR SELECT
                               BASIC PLAN DOCUMENT

ARTICLE 1
   ADOPTION AGREEMENT

ARTICLE 2
   DEFINITIONS

   2.01 - Definitions

ARTICLE 3
   PARTICIPATION

   3.01 - Date of Participation
   3.02 - Resumption of Participation Following Re-employment
   3.03 - Cessation or Resumption of Participation
          Following a Change in Status

ARTICLE 4
   CONTRIBUTIONS

   4.01 - Deferral Contributions
   4.02 - Matching Contributions
   4.03 - Time of Making Employer Contributions

ARTICLE 5
   PARTICIPANTS' ACCOUNTS

   5.01 - Individual Accounts

 ARTICLE 6
   INVESTMENT OF CONTRIBUTIONS

   6.01 - Manner of Investment
   6.02 - Investment Decisions

 ARTICLE 7
   RIGHT TO BENEFITS

   7.01 - Normal or Early Retirement
   7.02 - Death
   7.03 - Other Termination of Employment
   7.04 - Separate Account
   7.05 - Forfeitures
   7.06 - Adjustment for Investment Experience
   7.07 - Hardship Withdrawals

 ARTICLE 8
   DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE

   8.01 - Distribution of Benefits to Participants and Beneficiaries
   8.02 - Determination of Method of Distribution
   8.03 - Notice to Trustee
   8.04 - Time of Distribution

 ARTICLE 9
   AMENDMENT AND TERMINATION

    9.01 - Amendment by Employer
    9.02 - Retroactive Amendments
    9.03 - Termination
    9.04 - Distribution Upon Termination of the Plan

                                        2

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4/11/94

ARTICLE 10
   MISCELLANEOUS

  10.01 - Communication to Participants
  10.02 - limitation of Rights
  10.03 - Nonalienability of Benefits
  10.04 - Facility of Payment
  10.05 - Information between Employer and Trustee
  10.06 - Notices
  10.07 - Governing Law

ARTICLE 11
   PLAN ADMINISTRATION

  11.01 - Powers and responsibilities of the Administrator
  11.02 - Nondiscriminatory Exercise of Authority
  11.03 - Claims and Review Procedures
  11.04 - Cost of Administration

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                                                                         4/11/94

                                    PREAMBLE

It is the intention of the Employer to establish herein an unfunded plan maintained solely for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of ERISA.

Article 1. Adoption Agreement.
           ------------------

Article 2. Definitions.
           -----------

2.01. Definitions.
      -----------

     (a) wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

          (1) "Account" means an account established on the books of the Employer for the purpose of recording amounts credited on behalf of a Participant and any income, expenses, gains or losses included thereon.

          (2) "Administrator" means the Employer adopting this Plan, or other person designated by the Employer in Section 1.01(b).

          (3) "Adoption Agreement" means Article 1 under which the Employer establishes and adopts or amends the Plan and designates-the optional provisions selected by the Employer. The provisions of the Adoption Agreement shall be an integral part of the Plan.

          (4) "Beneficiary" means the person or persons entitled under Section
          7.02 to receive benefits under the Plan upon the death of a Participant.

          (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (6) "Compensation" shall mean for purposes of Article 4 (Contributions) wages as defined in Section 3401(a) of the Code and all other payments of compensation to an employee by the employer (in the course of the employers trade or business) for which the employer is required to finish the employee a written statement under Section 6041 (d) and 6051 (a) (3) of the Code, excluding any items elected by the Employer in Section 1.04, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving. expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Sections 125, 402 (a) (8), 402 (h), or 403 (b) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

             Compensation shall generally be based on the amount that would have been actually paid to the Participant during the Plan Year but for an election under Section 4.01.

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                                                                         4/11/94

          In the case of any Self-Employed Individual or an Owner-Employee Compensation shall mean the Individual's Earned Income.

          (7) "Earned Income" means the net earnings of a Self-Employed Individual derived from the trade or business with respect to which the Plan is established and for which the personal services of such individual are a material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that for taxable years beginning after December 31, 1989 net earnings shall be determined with regard to the deduction allowed under Section 164(f) of the Code, to the extent applicable to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified plan, to the extent a deduction is allowed to the Employer for such contributions under Section 404 of the Code.

          (8) "Employee" means any employee of the Employer, Self-Employed Individual or Owner-Employee.

          (9) "Employer" means the employer named in Section 1.02(a) and any Related Employers designated in Section 1.02(b).

          (10) "Employment Commencement. Date" means the date on which the Employee first performs an Hour of Service.

          (11) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

          (12) "Fidelity Fund" means any Registered Investment Company which is made available to plans utilizing the CORPORATEplan for Retirement Select Plan.

          (13) "Fund Share" means the share, unit, or other evidence of ownership in a Fidelity Fund.

          (14) "Hour of Service" means, with respect to any Employee,

               (A) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period in which the duties were performed;

               (B) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or Related Employer (including payments made or due from a trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the Employee for the Eligibility Computation Period in which such period of time occurs, subject to the following rules:

                    (i) No more than 501 Hours of Service shall be credited under this paragraph (B) on account of any single continuous period during which the Employee performs no duties;

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                                                                         4/11/94

                    (ii) Hours of Service shall not be credited under this paragraph (B) for a payment which solely reimburses the Employee for medically-related expenses, or which is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; and

                    (iii) If the period during which the Employee performs no duties falls within two or more computation periods and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such computation periods on any reasonable basis consistently applied with respect to similarly situated Employees: and

               (C) Each hour not counted under paragraph (A) or (B) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period to which the award or agreement pertains rather than the computation period in which the award agreement or payment is made.

                  For purposes of determining Hours of Service, Employees of the
               Employer and of all Related Employers will be treated as employed by a single employer. For purposes of paragraphs (B) and (C) above; Hours of Service will be calculated in accordance with the provisions of Section 2530.200b-2(b) of the Department of Labor regulations which are incorporated herein by reference.

                  Solely for purposes of determining whether a break in service for participation purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this paragraph shall be credited (1) in the computation period in which the absence begins. if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

          (15) "Normal Retirement Age" means the normal retirement age specified in Section 1.06 (a) of the Adoption Agreement.

          (16) "Owner-Employee" means, if the Employer is a sole proprietorship, the individual who is the sole proprietor, or if the Employer is a partnership, a partner who owns more than 10 percent of either the capital interest or the profits interest of the partnership.

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                                                                         4/11/94

          (17) "Participant" means any Employee who participates in the Plan in accordance with Article 3 hereof.

          (18) "Plan" means the plan established by the Employer as set forth herein as a new plan or as an amendment to an existing plan, by executing the Adoption Agreement, together with any and all amendments hereto.

          (19) "Plan Year" means the 12-consecutive month period designated by the Employer in Section 1.01(d).

          (20) "Registered Investment Company" means any one or more corporations, partnerships or trusts registered under the Investment Company Act of 1940 for which Fidelity Management and Research Company serves as investment advisor.

          (21) "Related Employer" means any employer other than the Employer named in Section 1.02(a), if the Employer and such other employer are members of a controlled group of corporations (as defined in Section 414(b) of the Code) or an affiliated service group (as defined in
          Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Section 414(o).

          (22) "Self-Employed Individual" means an individual who has Earned Income for the taxable year from the Employer or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

          (23) "Trust" means. the trust created by the Employer.

          (24) "Trust Agreement" means the agreement between the Employer and the Trustee, as set forth in a separate agreement, under which assets are held, administered, and managed subject to the claims of the Employer's creditors in the event of the Employer's insolvency, until paid to Plan Participants and their Beneficiaries as specified in the Plan.

          (25) "Trust Fund" means the property held in the Trust by the Trustee.

          (26) "Trustee" means the corporation or individuals appointed by the Employer to administer the Trust in accordance with the Trust Agreement.

          (27) "Years of Service for Vesting" means, with respect to any Employee, the number of whole years of his periods of service with the Employer or a Related Employer (the elapsed time method to compute vesting service), subject to any exclusions elected-by the Employer in
          Section 1.07(b). An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's Employment Commencement Date and ending on the date a break in service begins, unless any such years are excluded by Section 1.07(b). An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

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                                                                         4/11/94

               In the case of a Participant who has 5 consecutive 1-year breaks in service, all years of service after such breaks in service will be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the Employer-derived account balance that accrues after such breaks. Both accounts will share in the earnings and losses of the fund.

               In the case of a Participant who does not have 5 consecutive 1-year breaks in service, both the pre-break and post-break service will count in vesting both the pre-break and post-break employer-derived account balance.

               A break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

               In the case of an individual who is absent from work for maternity or paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

               If the Plan maintained by the Employer is the plan of a predecessor employer, an Employee's Years of Service for Vesting shall include years of service with such predecessor employer. In any case in which the Plan maintained by the Employer is not the plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer to the extent provided in
          Section 1.08.

     (b) Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise.

Article 3. Participation.
           -------------

3.01. Date of Participation. An eligible Employee (as set forth in Section 1.03(a)) will become a Participant in the Plan on the first Entry Date after which he becomes an eligible Employee if he has filed an election pursuant to
Section 4.01. If the eligible Employee does not file an election pursuant to
Section 4.01 prior to his first Entry Date, then the eligible Employee will become a Participant in the Plan as of the first day of a Plan Year for which he has filed an election.

3.02. Resumption of Participation Following Re employment. If a Participant ceases to be an Employee and thereafter returns to the employ of the Employer he will again become a Participant as of an Entry Date following the date on which he completes an Hour of Service for the Employer following his re employment, if he is an eligible Employee as defined in Section 1.03(a), and has filed an election pursuant to Section 4.01.

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                                                                         4/11/94

3.03. Cessation or Resumption of Participation Following a Chancre in Status. If any Participant continues in the employ of the Employer or Related Employer but ceases to be an eligible Employee as defined in Section 1.03(a), the individual shall continue to be a Participant until the entire amount of his benefit is distributed; however, the individual shall not be entitled to make Deferral Contributions or receive an allocation of Matching contributions during the period that he is not an eligible Employee. Such Participant shall continue to receive credit for service completed during the period for purposes of determining his vested interest in his Accounts. In the event that the individual subsequently again becomes an eligible Employee, the individual shall resume full participation in accordance with Section 3.01.


Article 4. Contributions.
           -------------

4.01. Deferral Contributions. Each Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by a specified percentage not exceeding the percentage set forth in Section 1.05 (a) and equal to a whole number multiple of one (1) percent. Such agreement shall become effective on the first day of the period as set forth in the Participant's election. The election will be effective to defer Compensation relating to all services-performed in a Plan Year subsequent to the filing of such an election. An election once made will remain in effect until a new election is made. A new election will be effective as of the first day of the following Plan Year and will apply only to Compensation payable with respect to services rendered after such date. Amounts credited to a Participant's account prior to the effective date of any new election will not be affected and will be paid in accordance with that prior election. The Employer shall credit an amount to the account maintained on behalf of the Participant corresponding to the amount of said reduction. Under no circumstances may a salary reduction agreement be adopted retroactively. A Participant may not revoke a salary reduction agreement for a Plan year during that year.

4.02. Matching Contributions. If so provided by the Employer in Section 1.05(b), the Employer shall make a Matching Contribution to be credited to the account maintained on behalf of each Participant who had Deferral Contributions made on his behalf during the year and who meets the requirement, if any, of Section 1.05(b)(3). The amount of the Matching Contribution shall be determined in accordance with Section 1.05(b).

4.03. Time of Making Employer Contributions. The Employer will from time to time make a transfer of assets to the Trustee for each Plan Year. The Employer shall provide the Trustee with information on the amount to be credited to the separate account of each Participant maintained under the Trust.


Article 5. Participants' Accounts.
           ----------------------

5.01. Individual Accounts. The Administrator will establish and maintain an Account for each Participant which will reflect Matching and Deferral Contributions credited to the Account on behalf of the Participant and earnings, expenses, gains and losses credited thereto, and deemed investments made with amounts in the Participant's Account. The Administrator will establish and maintain such other accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan. Participants will be furnished statements of their Account values at least once each Plan Year.

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                                                                         4/11/94

Article 6. Investment of Contributions.
           ---------------------------

6.01. Manner of Investment. All amounts credited to the Accounts of Participants shall be treated as though invested and reinvested only in eligible investments selected by the Employer in Section 1.11(b).

6.02. Investment Decisions. Investments in which the Accounts of
Participants shall be treated as invested and reinvested shall be directed by the Employer or by each Participant, or both, in accordance with the Employer's election in Section 1.11(a).

     (a) All dividends, interest, gains and distributions of any nature earned in respect of Fund Shares in which the Account is treated as investing shall be credited to the Account as though reinvested in additional shares of that Fidelity Fund.

     (b) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.


Article 7. Right to Benefits.
           -----------------

7.01. Normal or Early Retirement. If provided by the Employer in Section 1.07
(d), each Participant who attains his Normal Retirement Age or Early Retirement Age will have a nonforfeitable interest in his Account in accordance with the vesting schedule elected in Section 1.07. If a Participant retires on or after attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement on or after his normal retirement, the balance of the Participant's Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06, will be distributed to him in accordance with Article 8.

     If provided by the Employer in Section 1.06, a Participant who separates from service before satisfying the age requirements for early retirement; but has satisfied the service requirement will be entitled to the distribution of his Account, subject to the provisions of Section 7.06, in accordance with
Article 8, upon satisfaction of such age requirement.

7.02. Death. If a Participant dies before the distribution of his Account has commenced, or before such distribution has been completed, his Account shall become vested in accordance with the vesting schedule elected in Section 1.07 and his designated Beneficiary or Beneficiaries will be entitled to receive the balance or remaining balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06. Distribution to the Beneficiary or Beneficiaries will be made in accordance with Article 8.

     A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form.

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                                                                         4/11/94

     A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid to the deceased Beneficiary's estate.

7.03. Other Termination of Employment. If provided by the Employer in Section 1.06, if a Participant terminates his employment for any reason other than death or normal retirement, he will be entitled to a termination benefit equal to (i) the vested percentage(s) of the value of the Matching Contributions to his Account, as adjusted for income, expense, gain, or loss, such percentages) determined in accordance with the vesting schedule(s) selected by the Employer in Section 1.07, and (ii) the value of the Deferral Contributions to his Account as adjusted for income, expense, gain or loss. The amount payable under this
Section 7.03 will be subject to the provisions of Section 7.06 and will be distributed in accordance with Article 8.

7.04. Separate Account. If a distribution from a Participant's Account has been made to him at a time when he has a nonforfeitable right to less than 100 percent of his Account, the vesting schedule in Section 1.07 will thereafter apply only to amounts in his Account attributable to Matching Contributions allocated after such distribution. The balance of his Account immediately after such distribution will be transferred to a separate account which will be maintained for the purpose of determining his interest therein according to the following provisions.

     At any relevant time prior to a forfeiture of any portion thereof under
Section 7.05, a Participant's nonforfeitable interest in his Account held in a separate account described in the preceding paragraph will be equal to P(AB +
(RxD))-(RxD), where P is the nonforfeitable percentage at the relevant time determined under Section 7.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distributions and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 7.05 below, any balance in the Participant's separate account will remain fully vested and nonforfeitable.

7.05. Forfeitures. If a Participant terminates his employment, any portion of his Account (including any amounts credited after his termination of employment) not payable to him under Section 7.03 will be forfeited by him. For purposes of this paragraph, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of his vested interest immediately following termination of employment. Such forfeitures will be applied to reduce the contributions of the Employer under the Plan (or administrative expenses of the Plan).

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                                                                         4/11/94

7.06. Adjustment for Investment Experience. If any distribution under this
Article 7 is not made in a single payment, the amount remaining in the Account after the distribution will be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is treated as invested and any expenses properly charged under the Plan and Trust to such amounts.

7.07. Hardship Withdrawals. Subject to the provisions of Article 8, a Participant shall not be permitted to withdraw his Account (and earnings thereon) prior to retirement or termination of employment, except if permitted under Section 1.09, a Participant may apply to the Administrator to withdraw some or all of his Account if such withdrawal is made on account of a hardship as determined by the Employer.


Article 8. Distribution of Benefits Payable after Termination of Service.
           --------------------------------------------------------------

8.01. Distribution of Benefits to Participants and Beneficiaries.

          (a) Distributions under the Plan to a Participant or to the Beneficiary of the Participant shall be made in a lump sum in cash or, if elected by the Employer in Section 1.10 and specified in the Participant's deferral election, under a systematic withdrawal plan (installment(s))not exceeding 10 years upon retirement, death or other termination of employment.

          (b) Distributions under a systematic withdrawal plan must be made in substantially equal annual, or more frequent, installments, in cash, over a period certain which does not extend 10 years. The period, certain specified in a Participant's first deferral election specifying distribution under a systematic withdrawal plan shall apply to all subsequent elections of distributions under a systematic withdrawal plan made by the Participant.

8.02. Determination o(pound) Method of Distribution. The Participant will determine the method of distribution of benefits to himself and the method of distribution to his Beneficiary. Such determination will be made at the time the Participant makes a deferral election. If the Participant does not determine the method of distribution to him or his Beneficiary, the method shall be a lump sum.

8.03. Notice to Trustee. The Administrator will notify the Trustee in writing whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form, amount and frequency of benefits that such Participant or Beneficiary shall receive.

8.04. Time of Distribution. In no event will distribution to a Participant be made later than the date specified by the Participant in his salary reduction agreement.

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                                                                         4/11/94

Article 9. Amendment and Termination.
           -------------------------

9.01 Amendment by Employer. The Employer reserves the authority to amend the Plan by filing with the Trustee an amended Adoption Agreement, executed by the Employer only, on which said Employer has indicated a change or changes in provisions previously elected by it. Such changes are to be effective on the effective date of such amended Adoption Agreement. Any such change notwithstanding, no Participant's Account shall be reduced by such change below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy the Code or ERISA. The Employer's board of directors or other individual specified in the resolution adopting this Plan shall act on behalf of the Employer for purposes of this Section 9.01.

9.02 Retroactive Amendments. An amendment made by the Employer in accordance with Section 9.01 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if such amendment is necessary or appropriate to enable the Plan and Trust to satisfy the applicable requirements of the Code or ERISA or to conform the Plan to any change in federal law or to any regulations or ruling thereunder. Any retroactive amendment by the Employer shall be subject to the provisions of Section 9.01.

9.03. Termination. The Employer has adopted the Plan with the intention and expectation that contributions will be continued indefinitely: However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may discontinue contributions under the. Plan or terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination.

9.04. Distribution upon Termination of the Plan. Upon termination of the Plan, no further Deferral Contributions or Matching Contributions shall be made under the Plan, but Accounts of Participants maintained under the Plan at the time of termination shall continue to be governed by the terms of the Plan until paid out in accordance with the terms of the Plan.


Article 10. Miscellaneous.
            -------------

10.01. Communication to Participants. The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted.

10 02. Limitation of Rights. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event will the terms of employment or service of any Participant be modified or in any way affected hereby.

10.03. Nonalienability of Benefits. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law.

                                                                         4/11/94

10.04. Facility of Payment. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of. any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

10.05. Information between Employer and Trustee. The Employer agrees to furnish the Trustee, and the Trustee agrees to furnish the Employer with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code or ERISA and any regulations issued or forms adopted thereunder.

10.06. Notices. Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:

     (a) If to the Employer or Administrator, to it at the address set forth in the Adoption Agreement, to the attention of the person specified to receive notice in the Adoption Agreement;

     (b) If to the Trustee, to it at the address set forth in the Trust
     Agreement;

or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with, the foregoing to the addressor's then effective notice address.

10.07. Governing Law. The Plan and the accompanying Adoption Agreement will be construed, administered and enforced-according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.


Article 11. Plan Administration.
            -------------------

11.01. Powers and responsibilities of the Administrator. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the applicable requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following:

     (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

     (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

     (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

                                                                         4/11/94

     (d) To administer the claims and review procedures specified in Section 11.03;

     (e) To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

     (f) To determine the person or persons to whom such benefits will be paid;

     (g) To authorize the payment of benefits;

     (h) To comply with the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA;

     (i) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

     (j) By written instrument, to allocate and delegate its responsibilities, including the formation of an Administrative Committee to administer the Plan;

11.02. Nondiscriminatory Exercise of Authority. Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a. nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

11.03. Claims and Review Procedures.

     (a) Claims Procedure. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii,) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is-given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

     (b) Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an

                                                                         4/11/94

     election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.

11.04. Costs of Administration. Unless some or all costs and expenses are paid by the Employer, all reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust will be paid first from the forfeitures (if any) resulting under Section 7.05, then from the remaining Trust Fund. All such costs and expenses paid from the Trust Fund will, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants on a prorata basis or in such other reasonable manner as may be directed by the Employer.

                                   CPR SELECT

                        THE CORPORATEplan FOR RETIREMENT
                                   SELECT PLAN




                               Adoption Agreement










                                 IMPORTANT NOTE

This document is not an IRS approved Prototype Plan. An Adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect: to the Employer's particular situation: Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your. attorney and/or accountant prior to execution.




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



                        INSTRUCTIONS - ADOPTION AGREEMENT

All sections of this Adoption Agreement must be completed, except where stated as optional. An Employer may only select the options listed. An Employer should consult with its attorney and/or accountant for assistance in completing this Agreement.


     1.01. PLAN INFORMATION:
           ----------------

(a)  Enter the legal name of the Plan.

(b) Complete only if the Plan Administrator is not the Employer. (Fidelity is not the Plan Administrator). A Committee may be designated to act on behalf of the Plan Administrator. However, in such case, the Employer or other Plan Administrator would still be named in this section.

(c) This is the three digit number assigned to the plan as required by the Internal Revenue Service. For a new plan, if the Employer does not currently or has never maintained another employee benefit pension plan then this Plan Number will be "001". If the Employer currently maintains or has ever maintained another employee benefit pension plan then this Plan will be "002". If the Employer currently maintains or has ever maintained two other employee benefit pension plans then this Plan will be "003", etc. An existing Employer plan that is a conversion from another plan document must use the same three digit plan number currently in effect.

(d) Enter the month and day of the Plan Year end (i.e., December 31). The Plan Year must be the last day of a month.

(e)(1) (Select (1) or (2).) If this is a new Plan then enter the Effective Date.

(e)(2) Enter the Effective Date of Amendment to the CPR Select Plan. This is the date that all Plan assets will be wired to Fidelity and when the provisions in this Adoption Agreement will become effective. This date MUST be the first day of a month. The Effective Date must be the same date as the Implementation Date. The Implementation Date is also identified in the Fidelity Service Agreement.





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



                               ADOPTION AGREEMENT

                                    ARTICLE 1

1.01 PLAN INFORMATION

(a)   Name of Plan:

      This is the ICT Group Non-Qualified Executive Retirement Plan (the "Plan")

(b)   Name of Plan Administrator, if not the Employer:

      _________________________________________________

      Address: _____________________________________

      Phone Number: ________________________________

The Plan Administrator is the agent for service of legal process for the Plan.

(c)   Three Digit Plan Number:          003

(d)   Plan Yead End (month/day):        12/31

(e)   Plan Status (check one):

      (1)    [ x ]  Effective Date of new Plan:   2/1/2000

      (2)    [   ]  Amendment Effective Date: _____________________.

                    The original effective date of the Plan: _________________.




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



                              INSTRUCTIONS - PAGE 2

      1.02. EMPLOYER:

(a) Enter the Employer's legal name, principal address, contact name and phone number. If one or more Related Employers are dopting this Plan then the Employer identified in this section should be the Employer sponsoring the plan.

(a)(1)Enter the Employer's Federal tax identification number. This is not the Federal tax identification number of the Plan.

(a)(2)Select the business form(s) of the Employer. Related Employers under 1.02.(b) adopting the CPR Select Plan that have mul pie business forms may select more than one business form, if applicable. A sole proprietor, partnership or Subchapter S corporation should consult with its attorney and/or accountant before adopting the plan with respect to the issue of whether the plan can benefit owners or whether it should cover only common-law employees.

(a)(3)Enter the month and day of the Employer's, not the Plan's, fiscal tax year end.

(b) (Optional) If Employer is part of an affiliated service group or controlled group of employers (collectively defined as "Related Employers") then it may include one or more Related Employers in the definition of "Employer" under this Plan. (Unrelated Employers CANNOT be included as part of the Employer's Plan. Please consult your attorney and/or accountant for assistance on the definition of legally Related Employers.) Each Related Employer must take the appropriate legal action (i.e., Board of Directors' Resolution for a corporation) to included as part of the Employer's Plan.















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



1.02 EMPLOYER

(a)  The Employer is:    ICT Group, Inc.

     Address:            800 Town Center Drive
                         Langhorne, PA 19047

     Contact's Name:     Nancy Laumakis

     Telephone Number:   (215) 702-2152

    (1)   Employer's Tax Identification Number:    23-2458937

    (2)   Business form of Employer (check one):

          (A) [ x ]  Corporation

          (B) [   ]  Sole proprietor or partnership

          (C) [   ]  Subchapter S Corporation

    (3)   Employer's fiscal year end:   12/31

(b) The term "Employer" includes the following Related Employer(s) (as defined in Section 2.01(a)(21)):

     ____________ NONE ___________

     _____________________________

     _____________________________

     _____________________________





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                                        2

                              INSTRUCTIONS - PAGE 3

          1.03. COVERAGE:

     (a) To be exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and to comply with Department of Labor rules, the Plan must be "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees". The Department of Labor has not defined or issued formal guidance on who constitutes a "management or highly compensated employee". Additionally, to avoid current income taxation of amounts deferred, certain IRS rules and regulations must be followed. You must consult your attorney and/or accountant for assistance on (i) compliance with the reporting and disclosure requirements of Part 1 of Title I of ERISA, (ii) whether or not a particular employee or group of employees would be included within the definition of "management or highly compensated employees", and (iii) whether the Plan satisfies all IRS rules and regulations applicable to this type of plan. List the names of employees who will be eligible to participate in the Plan on Attachment A.

     (b) (Select one option.) The Entry Date is the date an eligible Employee may actually begin participating in the Plan. Participation may occur only on or after the date an Employee files an election with Employer. Such election will relate only to services to be performed after the election is filed and before the end of the Plan Year. An election once made remains in effect until a participant files a new election for a subsequent Plan Year.


          1.04. COMPENSATION (Select one option):

          Compensation is defined under the Plan as total Compensation paid which would be reportable as earnings in the wages, tips and other Compensation box on the annual IRS tax Form W-2 ("W-2 Compensation") but for the election under Section 1.05, subject to any elections in
          Section 1.04(a) through (d). For purposes of determining Contributions under Section 1.05, W-2 Compensation is modified as follows:

          to include:

          o    Internal Revenue Code Section 401(k) salary deferrals;
          o Internal Revenue Code Section 125 salary deferrals (Employee pre-tax contributions to a "cafeteria plan");
          o Elective contributions under Internal Revenue Code Sections 402(h) (Simplified Employee Pension), 403(b) (Tax Sheltered Annuities), other deferred compensation described in Section 457(b) (Plan of State and Local Governments and Tax-Exempt Organizations), or 414(h)(2) (Plan of a State or Political Subdivision of the Government), and

          to exclude:

          o Deferred compensation other than amounts deferred under this Plan;
          o    Fringe benefits (cash and non-cash);
          o    Moving expenses;
          o    Reimbursements or other expense allowances;
          o    Welfare benefits.

          However, Compensation for purposes of the Internal Revenue Code actual deferral percentage test and the actual contribution percentage test under an Internal Revenue Code Section 401(k) plan will be based upon the aforementioned definition of Compensation reduced by amounts elected under Section 1.05 and regardless of any items excluded from the definition of Compensation in Section 1.04(a) through (d).

          An Employer may exclude overtime pay, bonuses, commissions, and/or the value of a qualified or non-qualified stock option granted from an Employee's Compensation by checking the appropriate option(s) in (a) through (d). If compensation will be deferred as W-2 compensation without any of the exclusions in (a) through (d), then select option
          (e).


          1.05. EMPLOYER CONTRIBUTIONS:

          Complete (a). (b) is optional.

     (a) An Employer may allow a Participant to elect to contribute Deferral Contributions in a whole percentage, from 1% to ____ %, of Compensation into the Plan. The election will be effective to defer Compensation relating to all

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



1.03  COVERAGE

     (a) Only those Employees listed in Attachment A will be eligible to participate in the Plan.

     (b)  The Entry Date(s) shall be (check one):

          (1) [ x ]  the first day of each Plan Year.

          (2) [   ]  the first day of each Plan Year and
                     the date six months later.

          (3) [   ]  the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

          (4) [   ]  the first day of each month.


1.04  COMPENSATION

     For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(6), but excluding (check the appropriate box(es)):

     (a) [ x ]  Overtime Pay.

     (b) [   ]  Bonuses.

     (c) [   ] Commissions.

     (d) [ x ] The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

     (e) [   ] No exclusions.


1.05  CONTRIBUTIONS

     (a) Deferral Contributions. The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect. with the Employer for the Plan Year (or portion of the Plan Year) in question, not to exceed ____ % of Compensation for that Plan Year.





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



                              Instructions - Page 4

      services performed in a Plan Year subsequent to the filing of such an election. An election once made is irrevocable for a Plan Year and remains in effect until a Participant makes a new election for a subsequent Plan Year. A new election will be effective as of the first day of the following Plan Year and will apply only to Compensation payable with respect to services rendered after such date. Amounts credited to a Participant's account prior to the effective date of any new election will not be affected and will be paid in accordance with that prior election.

(b) (Optional). An Employer may elect to match all Employee Deferral Contributions, subject to any percentage of Compensation and/or dollar limit(s) under Section 1.05(b)(2), based upon 50% (Option (A)), 100% (Option (B)), a specified percentage (Option (C)), or a tiered match (Option (D)), a percentage declared by the Board (Option (E)) or an "other" option to be completed (Option (F)).

      An Employer may make Discretionary Matching Contributions, if any, each Plan Year based upon a percentage of Participant Employee Deferral Contributions (Option (E)). This option enables the Employer to vary the Matching Contribution annually without having to amend the CPR Select Plan Adoption Agreement. The amount of Matching Contributions, if any, will be determined annually by the Employer and then communicated to,.the Participants. The Employer may declare the Matching Contributions at any time during the Plan Year. A corporate Employer must pass a Board of Directors Resolution declaring the Matching Contribution for a particular Plan Year. A Sole Proprietor or a Partnership must write a Letter of Intent declaring the Matching Contribution for a particular Plan Year.

      Employer Matching Contributions must be computed based upon the amount of a Participant's Deferral Contributions, subject to any percentage of Compensation and/or dollar limit(s) under Section 1.05(b)(2).

(b)(2)(A) (Optional). An Employer may select to limit the percentage of a Participant's Deferral Contributions that are eligible for the Matching Contributions specified in (b)(1) to a certain percentage of his/her eligible Compensation.

          Example: An Employer wants to match 50% of each dollar contributed to the Plan as Deferral Contributions but only on the first six percent of a Participant's eligible Compensation. A Participant's eligible Compensation for one payroll is $1,000 and he contributes 10% of it into the Plan as Deferral Contributions. The Matching Contribution will be limited to $30 [($1,000 of Compensation) x (6% limit) = $60, $60 x 50% = $30].

      If an Employer directs Fidelity to establish a Basic Employee Deferral Contribution and a Supplemental Employee Deferral Contribution source for contributions made pursuant to Section 1.05(b) on the Fidelity Participant Recordkeeping System and the Employer elects a percentage limit on Matching Contributions then the match must be computed based upon each period. A Basic Deferral Contribution represents the portion. of a Participant's Deferral Contributions that will be matched by the Employer. A Supplemental Deferral Contribution represents the portion of a Participant's Deferral Contributions that will not be matched by the Employer.

(b)(2)(B) (Optional). An Employer may select to limit the total Matching Contributions to a fixed dollar amount.

    Note: An Employer may select (2)(A), (2)(B) or both (2)(A) and (2)(B). If the latter is selected then the Matching Contributions will be limited to whichever limit occurs first, either the percentage of Compensation in (A) or the fixed dollar amount in (B).




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


(b) [   ]  Matching Contributions

          (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

               (A)  [   ] 50%

               (B)  [   ] 100%

               (C)  [   ] ______ %

               (D)  [   ] (Tiered Match) ______ % of the first _____ % of the
                          Participant's Compensation contributed to the Plan,

                           ______% of the next ______ % of the Participant's Compensation contributed to the Plan,

                           ______ % of the next ______ % of the Participant's Compensation contributed to the Plan.

               (E)  [   ] The percentage declared for the year, if any,
                          by a Board of Directors' resolution.

               (F)  [   ] Other: _________________________________________
                          ________________________________________________
                          ________________________________________________

          (2)  [   ] Matching Contribution Limits
                     (check the appropriate box(es)):

               (A) [   ] Deferral Contributions in excess of ______ % of the
                         Participant's Compensation for the period in question shall not be considered for Matching Contributions.

                   Note: If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

               (B) [   ] Matching Contributions for each Participant for each
                         Plan Year shall be limited to $_____________ .



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                                       4

                              Instructions - Page 5

(b)(3)(Select one or more options.) If a Matching Contribution is selected in
      Section 1.05(b)(1) then the Employer must select one of the Options (A through D) listed in this section. An Employer may specify that a Participant must satisfy certain conditions during a Plan Year to be eligible to receive Matching Contributions. The Employer may require a Participant to be employed on the last day of the Plan Year (Option (A)) and/or either earn at least 500 hours of service during the Plan Year (Option (B)) or earn at least 1,000 hours of service during the Plan Year (Option (C)). Matching Contributions made pursuant to (A), (B), or (C) are referred to as conditional contributions and must be funded after Plan Year end Participants who die, become disabled or retire during the Plan Year must meet the requirement(s) selected, if any, to receive Matching Contributions on their Deferral Contributions.

          Note: Conditional Matching Contributions elected in Option (A), (B), or (C) that are funded during the Plan Year will be treated as unconditional Matching Contributions. Additionally, if an Employer has been making unconditional Matching Contributions and elects Option (A), (B), or (C) during a Plan Year then such option will not become effective until the first day of the next Plan Year.

      1.06. DISTRIBUTION DATES:

      You may select the date or dates after which a Participant may elect to receive a distribution of his accounts from the Plan in one of the forms selected under Section 1.10. A Participant must elect the time and form of payment when the Deferral Contribution election is made. If the Participant does not elect a time and form of payment, then amounts will be paid in a lump sum at the earliest date selected under Section 1.06. You must select at least one of the following options.

(a) (Optional). An Employer may select age 65 (Option (1)), any other age between 55 and 64 (Option (2)), or the later of a specified age between 55 and 65 and the fifth anniversary of the date the Participant commenced employment (Option (3)). A Participant is not required to retire once he/she attains normal retirement age. (Select one option).

(b) (Optional). Specify the early retirement age and required years of service, if applicable.

(c) (Optional). A Participant may elect to receive his accounts upon termination of employment with the Employer.








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


     (3)  Eligibility Requirement(s) for Matching Contributions

          A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirements) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

          (A) [  ] Is employed by the Employer on the last day of the Plan Year.

          (B) [  ] Earns at least 500 Hours of Service during the Plan Year.

          (C) [  ] Earns at least 1,000 Hours of Service during the Plan Year.

          (D) [  ] No requirements.

          Note: If option (A), (B) or (C) above is selected then Matching
                Contributions can only be made by the Employer after the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this
                Section 1.05(b)(3)).


   1.06  DISTRIBUTION DATES

          A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):

          (a)  [ x ] Attainment of Normal Retirement Age. Normal Retirement Age
                     under the Plan is (check one):

                    (1) [ x ] age 65.

                    (2) [   ] age ______ (specify from 55 through 64).

                    (3) [   ] later of the age _______ (can not exceed 65)
                              or the fifth anniversary of the Participant's Commencement Date.

          (b)  [   ] Attainment of Early Retirement Age. Early Retirement Age
                     is the first day of the month after the Participant attains age _____ (specify 55 ______ Years of Service for Vesting.

          (c)  [ x ] Termination of employment with the Employer.




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



                              Instructions - Page 6

1.07.  VESTING SCHEDULE:

(a) Vesting refers to the nonforfeitable interest of a Participant in Matching Contributions and the earnings thereon. A Participant is always 10096 vested in Employee Deferral Contributions and the earnings thereon. Vesting under the CPR Select Plan is based upon the elapsed-time method that is defined under "Years of Service for Vesting" in Section 2.01(a)(27) of the Plan Document. Participant Years of Service for vesting Matching Contributions includes all years of service subject to any such exclusion in
      Section 1.07(b). Amounts which are not fully vested when a Participant terminates employment will not be distributed to the Participant.

      (Select one.) An Employer electing Matching Contributions in Section 1.05(b) must select only one of the Vesting Schedules listed in Options
      (1) through (8). An Employer may create its own vesting schedule by inserting the elected vesting percentage in the blanks in (7) or electing
      (8) and attaching a separate page setting forth the vesting schedule.

(b) (Optional). Years of Service for Participant vesting includes all Years of Service for an Employee except an Employer may elect to exclude service prior to the Effective Date of a new plan (Option (1)) or prior to the original Effective Date of a pre-existing plan (Option (2)).

(c) (Optional). Insert the events that will cause a complete forfeiture of a Participant's Matching Contributions (such as theft, violation of a non-compete agreement, etc. . . . ).

      Amounts deferred under the CPR Select Plan are generally subject to FICA taxes (including the OASDI portion on the amount not in excess of the Social Security wage base, and the hospital Insurance portion on the entire amount) at the time the services are performed. However, if the Matching Contributions are subject to a vesting schedule or are subject to forfeiture, the amount of the Matching Contributions will be subject to FICA as of the later of when the services are performed or when there is no substantial risk of forfeiture of the rights to such amount.





4/11/94

   1.07 VESTING SCHEDULE

     (a) The Participant's vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below.

               (1)  [  x  ]   N/A - No Matching Contributions
               (2)  [     ]   100% Vesting immediately
               (3)  [     ]   3 year cliff (see C below)
               (4)  [     ]   5 year cliff (see D below)
               (5)  [     ]   6 year graduated (see E below)
               (6)  [     ]   7 year graduated (see F below)
               (7)  [     ]   G below
               (8)  [     ]   Other (Attachment "B")


          Years of              Vesting Schedule
         Service for
           Vesting      C        D        E      F       G
        ----------------------------------------------------
              0        0%        0%      0%      0%     _
              1        0%        0%      0%      0%     _
              2        0%        0%     20%      0%     _
              3      100%        0%     40%     20%     _
              4      100%        0%     60%     40%     _
              5      100%      100%     80%     60%     _
              6      100%      100%    100%     80%     _
              7      100%      100%    100%    100%    100%

     (b)  [   ] Years of Service for Vesting shall exclude (check one):

          (1) [   ] for new plans, service prior to the Effective Date
                    as defined in Section 1.01(e)(1).

          (2) [   ] for existing plans converting from another plan document, service prior to the original Effective Date as defined in
                    Section 1.01(e)(2).

     (c)  [   ] A Participant will forfeit his Matching Contributions upon the occurrence of the following event(s):

                ---------------------------------------------------------

                ---------------------------------------------------------

                ---------------------------------------------------------


4/11/94                                6

                              Instructions - Page 7

     (d) (Optional). Inset the events, if any, which result in 10096 Vesting other than completion of the required years of service under the Vesting Schedule selected in Section 1.07(a).


    1.08. PREDECESSOR EMPLOYER SERVICE:

          (Optional). An Employer may elect to include an Employee's Years of Service with any predecessor employer(s) listed in (a) through (d) for vesting purposes.


    1.09. HARDSHIP WITHDRAWALS (Select one option):

     (a) (Optional) An Employer may elect to make hardship withdrawals available with a set minimum.

          A Participant may request a hardship withdrawal from his/her Account subject to the discretion of the Employer. You should consult your attorney and/or accountant for assistance on permissible hardship withdrawals.

     (b) An Employer may elect not to make hardship withdrawals available by selecting this option.


    1.10. DISTRIBUTIONS:

          Distributions from the Plan will be paid to a Participant either in lump sum (Option (a)) or in systematic installment withdrawals not to exceed 10 years (Option (b)). Distributions will be made on or after termination of employment with the Employer, as permitted under
          Section 1.06 and as elected by the Participant at the time the Deferral Contribution election was made. If the Participant does not elect a time and form of payment, his amounts will be paid in a lump sum at the earliest date selected under Section 1.06. An Employer who converted from another plan document that allowed a Participant the right to receive his/her distribution from the Plan in a lump sum and/or installment option(s) must select the same option in this section. (Select one or both options)







4/11/94

     (d) A Participant will be 100% vested in his Matching Contributions upon (check the appropriate box(es), if any):

          (1)  [   ] Normal Retirement Age (as defined in Section 1.06(a)).

          (2)  [   ] Early Retirement Age (as defined in Section 1.06(b)).

          (3)  [   ] Death


     1.08 PREDECESSOR EMPLOYER SERVICE

          [    ] Service for purposes of vesting in Section 1.07(a) shall include service with the following employer(s):

          (a)  ____________________________________________

          (b)  ____________________________________________

          (c)  ____________________________________________

          (d)  ____________________________________________


     1.09 HARDSHIP WITHDRAWALS

          Participant withdrawals for hardship prior to termination of employment (check one):

          (a)  [ x ] will be allowed in accordance with Section 7.07, subject to a $10,000 minimum amount. (Must be at least
                    $1,000).

          (b)  [   ] will not be allowed


     1.10 DISTRIBUTIONS

          Subject to Articles 7 and 8, distributions under the Plan will be paid (check the appropriate box(es)):

          (a)  [ x ] as a lump sum.

          (b)  [ x ] under a systematic withdrawal plan (installments) not to exceed 10 years.




4/11/94

                              Instructions - Page 8

          1.11. INVESTMENT DECISIONS.

          This section permits the Employer to designate who directs the selection of investments (Employer, Participants or both) and the Fidelity Mutual Funds in which Participant Accounts shall be treated as invested and reinvested. (Select one option from (a) and complete Option (b).)

     (a)(1) An Employer may direct all Participant account balances between/among the available Fidelity Funds offered under the Plan by electing Option (1). The Employer is responsible for sending Fidelity written direction for any exchanges between/among available Funds based upon procedures established by Fidelity.

     (a)(2) An Employer may allow each Participant to direct his/her entire account balance between/among the available Fidelity Funds offered under the Plan by selecting Option (2). (A Participant's spouse or a third party may not direct Participant account balances.) Each Participant should receive a prospectus in accordance with Securities and Exchange Commission requirements before investing money in any Fidelity Mutual Fund to Service Agreement.

     (a)(3) An Employer may direct Employer Matching Contributions and allow a Participant to direct his/her remaining account balances between/among the available Fidelity Funds by selecting Option (3). The Employer and Participant must select from the available Funds listed in Option (b). The Employer must provide Fidelity with written instructions for the investment of Participant accounts that it will direct between/among Fidelity Funds.

     (b) The Employer may only select Fidelity Funds offered under the CPR Select Plan. An additional recordkeeping fee will be charged for each Fidelity Fund selected in excess of five (5).

          This document includes two (2) identical signature pages. An authorized officer (if the Employer is incorporated) or an authorized individual(s) (if the Employer is unincorporated) must sign pages 10 and 11 and return page 10 to Fidelity. Only one authorized signature is required to execute this Adoption Agreement, unless the Employer's corporate policy mandates two authorized signatures. The Employer should take the appropriate Board of Director's action to adopt the CPR Select Plan.


          THIS AGREEMENT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNTANT BEFORE IT IS EXECUTED.





4/11/94

     1.11 INVESTMENT DECISIONS

          (a)  Investment Directions

               Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

               (1)  [ x ] by the Employer among the options listed in (b) below.

               (2)  [   ] by each Participant among the options listed in (b)
                          below.

               (3)  [   ] by each Participant with respect to Deferral
                          Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the same investment options made available for Participant directed sources listed in (b) below.

          (b)  Plan Investment Options

               Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

          Fund Name                                    Fund Number
          ---------                                    -----------

          (1)  Retirement Money Mkt. Port.                  630
               ---------------------------

          (2)  Investment Grade Bond Fund                   026
               --------------------------

          (3)  Puritan Fund                                 004
               ------------

          (4)  Equity Income Fund                           023
               ------------------

          (5)  Fidelity Fund                                003
               -------------

          (6)  Fidelity Magellan Fund                       021
               ----------------------

          (7)  Agressive Growth Fund                        324
               ---------------------

          (8)  Diversified Intl Fund                        325
               ---------------------

          (9)  Freedom Retirement Income               369 thru 373
               -------------------------

         (10)  Fidelity Contra Fund                         022
               --------------------

               Note: An additional annual recordkeeping fee will be charged for each fund in excess of TEN funds.







4/11/94                                 8

              Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

          1.12 RELIANCE ON PLAN

               An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

               This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Select Basic Plan Document.





















4/11/94                          9

                                 EXECUTION PAGE
                                (Fidelity's Copy)


     IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 20 day of December , 1999.


                         Employer    ICT Group, Inc.

                         By          /s/ Anne Beeson

                         Title       Vice President, Human Resources



                         Employer

                         By

                         Title











4/11/94                          10

                                 EXECUTION PAGE
                               (Employer's Copy)


     IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 20 day of December , 1999.


                         Employer    ICT Group, Inc.

                         By          /s/ Anne Beeson

                         Title       Vice President, Human Resources



                         Employer

                         By

                         Title













4/11/94                          11

                                  Attachment A

Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:

Class 1                Maximum Deferral 20%     to a maximum deferral
-------------------------------------------     amount of $80,000

John J. Brennan        ###-##-####           Chief Executive Officer


Class 2                Maximum Deferral 20%     to a maximum deferral
-------------------------------------------     amount of $80,000

To be hired                                  Chief Operating Officer


Class 3                Maximum Deferral 20%     to a maximum deferral
-------------------------------------------     amount of $40,000

Dean Kilpatrick        ###-##-####           President, Marketing Services
John D. Campbell       ###-##-####           President, Sales
John L. Magee          153-44-5267           President, Teleservices
John McCabe            ###-##-####           President, International Services
Maurice J. Kerins      ###-##-####           President, Management Services
Timothy Kowalski       ###-##-####           Sr. Vice President,
                                               Systems & Technology; CIO
Vincent M. Dadamo      ###-##-####           Sr. Vice President, Legal Counsel
Vincent Paccapaniccia  ###-##-####           Sr. Vice President,
                                               Finance & Admin; CFO


Class 4                Maximum Deferral 10%    to a maximum deferral
-------------------------------------------    amount of $15,000


All employees with title of Vice President or above not listed in Class 1, 2, or 3 above.

                       Employer  /s/ Anne Beeson

                       By        ICT Group, Inc.

                       Title     V.P. Human Resources

                       Date      2/11/2000

Note: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.

                                  Attachment A

Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:







                                      Employer

                                      By

                                      Title

                                      Date


Note: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.





4/11/94

                                  Attachment A


Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:

Class 1                Maximum Deferral 40%
-------------------------------------------

John J. Brennan        ###-##-####           Chief Executive Officer


Class 2                Maximum Deferral 20%
-------------------------------------------

Dean Kilpatrick        ###-##-####           President, Marketing Services
John D. Campbell       ###-##-####           President, Sales
John L. Magee          153-44-5267           President, Teleservices
John McCabe            ###-##-####           President, International Services
Maurice J. Kerins      ###-##-####           President, Management Services
Timothy Kowalski       ###-##-####           Sr. Vice President,
                                               Systems & Technology; CIO
Vincent M. Dadamo      ###-##-####           Sr. Vice President, Legal Counsel
Vincent Paccapaniccia  ###-##-####           Sr. Vice President,
                                               Finance & Admin; CFO


Class 3                Maximum Deferral 10%
-------------------------------------------

All employees with title of Vice President or above not listed in Class 1 or 2 above

                              Employer    ICT Group, Inc.

                              By          /s/ Anne Beeson

                              Title       Vice President, Human Resources

                              Date        December 20, 1999


Note: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.





4/11/94                                12

                                 AMENDMENT NO. 1
                                       TO
                        THE CORPORATE PLAN FOR RETIREMENT
                                   SELECT PLAN

          WHEREAS, the ICT Group, Inc. (the "Employer") intends to establish the Corporate Plan for Retirement Select Plan (the "Plan") which consists of an Adoption Agreement and a Basic Plan Document; and

          WHEREAS, the Employer desires to make certain changes to the Plan to more fully evidence the intent of the parties; and

          WHEREAS, Article 9.01 of the Plan authorizes the Employer to amend the Plan.

          NOW, THEREFORE, the Plan is hereby amended effective as of the effective date of the Plan:

          AMENDMENTS TO THE ADOPTION AGREEMENT

     1.   Section 1.03(b):
          ---------------

          Section 1.03(b) and any corresponding references throughout the Plan are hereby deleted.

     2.   Section 1.04
          ------------

          Section 1.04 and any corresponding references throughout the Plan are hereby deleted.

     3.   Section 1.05(a):
          ---------------

          Section 1.05(a) is hereby amended in its entirety to read as follows:

          "(a) Deferral Contributions. The Employer shall make a Deferral
               Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the Plan Year (or portion of the Plan Year) in question, not to exceed for a Participant the applicable percentage of Compensation set forth in the table below for that Plan Year.

     Participant Category        Maximum Percentage for Plan Year
     --------------------        --------------------------------

     Class 1                      20% of compensation to a maximum deferral
                                    of $80,000

     Class 2                      20% of compensation to a maximum deferral
                                    of $80,000

     Class 3                      20% of compensation to a maximum deferral
                                    of $40,000

     Class 4                      10% of compensation to a maximum deferral
                                    of $15,000


     4.   Section 105(b)(3):
          -----------------

          The first sentence of Section 105(b)(3) is hereby amended to read as follows:

          "A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be eligible for Matching Contributions for that Plan Year if the Participant satisfies the following requirements(s) (Check the appropriate box(es)."


     5.   Section 1.06:
          ------------

          Section 1.06 is hereby amended in its entirety to read as follows:

          "Distributions shall commence from a Participant's Account in accordance with Articles 7 and 8 of the Plan following the earliest of the following dates:

          (a)  Participant's termination from employment with the Employer

          (b)  Participant's attainment of Normal Retirement Age

          (c)  A Change in Control

          (d)  Termination of the Plan

          (e) Participant's entitlement to receive long-term disability benefits, as determined pursuant to the terms of the applicable long-term disability insurance plan maintained by the Employer

          (f)  Participant's death"


     6.   Section 1.09:
          -------------

          Section 1.09 and any corresponding references throughout the Plan are hereby deleted.

          AMENDMENTS TO THE BASIC PLAN DOCUMENT

     7.   Article 2.01(a):
          ---------------

          Article 2.01(a)(5) and 2.01(a)(6) of the Basic Plan Document are hereby redesignated as 2.01(a)(6) and 2.01(a)(7).


     8.   Article 2.01(a)(5) Change of Control:
          -------------------------------------

          Article 2.01(a) is hereby amended by adding the following subsection 2.01(a)(5) to read as follows:

          "'Change in Control' shall mean the occurrence of any of the following events, each of which shall be determined independently of the others:

          (i) any Person (as defined below) becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under the Exchange Act, of 50% or more (as determined by the Administrator) of the Employer's stock entitled to vote in the election of directors. For purposes of this Plan, the term "Person" is used as such term is used in Sections 13(d) and 14(d) of the Exchange Act; provided, however that, unless the Administrator determines to the contrary, the term shall not include (A) the Employer, any trustee or other fiduciary holding securities under an employee benefit plan of the Employer, or any corporation owned, directly or indirectly, by the shareholders of the Employer in substantially the same proportions as their ownership of stock of the Employer; or (B) John J. Brennan and Donald P. Brennan, their issue and/or their heirs, executors, administrators and successors (but excluding a successor as a result of a sale for value); or (C) the Continuing Directors (as defined below), individually or to the extent that they act or agree to act in concert;

          (ii) individuals who are Continuing Directors cease to constitute a majority of the members of the Board of Directors of the Employer (the "Board") ("Continuing Directors" for this purpose being the members of the Board on the date of adoption of this Plan, provided that any person becoming a member of the Board subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Continuing Directors shall be considered to be an Continuing Director);

          (iii) shareholders of the Employer adopt a plan of complete or substantial liquidation or an agreement providing for the distribution of all or substantially all of its assets;

          (iv) Employer is party to a merger, consolidation, other form of business combination or a sale of all or substantially all of its assets, unless the business of the Employer is continued following any such transaction by a resulting entity (which may be, but need not be, the Employer) and the shareholders of the Employer immediately prior to such transaction (the "Prior Shareholders") hold, directly or indirectly, at least fifty-one percent (51 %) of the voting power of the resulting entity (there being excluded from the voting power held by the Prior Shareholders, but not from the total voting power of the resulting entity, any voting power received by Affiliates of a party to the transaction (other than the Employer) in their capacities as shareholders of the Employer); provided, however, that a merger or consolidation effected to implement a recapitalization of the Employer (or similar transaction) in which no person acquires more than ten percent of the combined voting power of the Employer's then outstanding securities shall not constitute a Change in Control; or

          (v) there is a Change of Control of the Employer of a nature that would be required to be reported in response to item 1(a) of Current Report on Form 8-K or item 6(e) of Schedule 14A of Regulation 14A or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not the Employer is then subject to such reporting requirement.

     9.   Article 2.01(a)(7) Compensation:
          -------------------------------

          Article 2.01(a)(6) is hereby amended in its entirety to read as follows:

          "'Compensation' shall mean for purposes of Article 4 (Contributions) wages as defined in Section 3401(a) of the Code and all other payments of compensation to a Participant by the Employer (in the course on the Employer's trade or business) for which the Employer is required to furnish the Participant, a written statement under Sections 6041(d) and 6051(a)(3) of the Code, excluding overtime pay, the value of qualified or non-qualified stock options granted to a Participant by the Employer, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits (to include any payments in the nature of severance pay).

          For purposes of Article 4 (Contributions), Compensation shall also include amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Sections 125, 402(a)(8), 402(h), or 403(b) of the Code, provided however, that to the extent an amount has been deferred pursuant to such a salary reduction agreement, such amount may not be deferred into this Plan.

          Compensation shall be determined without regard to any rules under
          Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code.)"


     10.  Article 2.01(a)(7) Earned Income:
          --------------------------------

          Article 2.01(a)(7) and any corresponding references throughout the Plan are hereby deleted.


     11. Article 2.01(a)(8) through 2.01(a)(12) of the Basic Plan Document are redesignated as Article 2.01(a)(9) through 2.01(a)(13).


     12.  Article 2.01(a)(8):
          ------------------

          Article 2.01(a) is hereby amended by adding the following subsection 2.01(a)(8) to read as follows:

          "'Eligible Employee' means an Employee set forth on Attachment A who has completed sixty (60) days of service with the Employer.

          Where presently used in the Plan, the current terms 'eligible Employee' and 'eligible Employee as defined in Section 1.03(a)' shall hereafter be deemed 'Eligible Employee'"


     13.  Article 2.0l(a)(9) Employee:
          ---------------------------

          Article 2.01(a)(9) is hereby amended in its entirety to read as follows:

          "'Employee' means an employee of an Employer who is a member of a 'select group of management or highly compensated employees' who are not subject to the funding rules of Title I of ERISA."


     14. Article 2.01(a)(13) through 2.01(a)(15) of the Basic Plan Document are redesignated as Article 2.01(a)(15) through 2.01(a)(17).


     15.  Article 2.01(a)(14) Financial Hardship:
          --------------------------------------

          "'Financial Hardship' means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of his dependent; or the loss of Participant's property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, as determined by the Administrator. To the extent such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise; or by liquidation of the Participant's assets, provided that the liquidation would not itself cause severe financial hardship, a withdrawal for Financial Hardship shall not be granted under the Plan."


     16.  Article 2.010(15) Normal Retirement Date:
          ----------------------------------------

          Article 2.01(a)(15) is hereby amended in its entirety to read as follows:

          "'Normal Retirement Age' means age 65.


     17.  Article 2.01(a)(16) Owner-Employee:
          ----------------------------------

          Article 2.01(a)(16) and any corresponding references throughout the Plan are hereby deleted.


     18. Article 2.01(a)(17) through 2.01(a)(21) of the Basic Plan Document are redesignated as Article 2.01(a)(18) through 2.01(a)(22).


     19.  Article 2.01(a)(22) Self-Employed Individuals:
          ---------------------------------------------

          Article 2.01(a)(22) and any corresponding references throughout the Plan are hereby deleted.


     20.  Article 2.01(a)(23) Trust:
          -------------------------

          Article 2.01(a)(23) is hereby amended in its entirety to read as follows:

          "'Trust' means the trust established by the Employer."


     21.  Article 3.01. Date of Participation:
          -----------------------------------

          Article 3.01 is hereby amended in its entirety to read as follows:

          "In the first year in which an Employee becomes eligible to participate in the Plan, the Employee may elect to commence Deferral Contributions, as set forth in Section 4.01, within thirty (30) days after first becoming an Eligible Employee. If, with respect to such first Plan Year, an Eligible Employee does not timely file an election to participate, then the Eligible Employee may elect to commence participation in the Plan effective January 1 of a subsequent Plan Year by filing an election pursuant to Section 4.01 prior to the beginning of such subsequent Plan Year."

     22.  Article 4.01. Deferral Contributions:
          ------------------------------------

          The first sentence of Article 4.01 is hereby amended to read as follows:

          "Each Eligible Employee may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by a specified percentage not exceeding the percentage set forth in Section 1.05(a) and equal to a whole number multiple of one (1) percent."


     23.  Article 7.01. Normal or Earl Retirement:
          ---------------------------------------

          Article 7.01 is hereby amended in its entirety to read as follows:

          "7.01. Vesting. A Participant is 100% vested in the Deferral -------- Contributions made in accordance with Section 4.01. Each Participant shall have a nonforfeitable interest in the Matching Contributions in his Account in accordance with the vesting schedule set forth in
          Section 1.07."


     24.  Article 7.03. Other Termination of Employment:
          ---------------------------------------------

          Article 7.03 is hereby amended in its entirety to read as follows:

          "7.03. Valuation of Account. The benefit payable to a Participant or Beneficiary following the occurrence of a distribution event set forth in Section 1.06, shall be calculated as follows: (i) the vested percentages) of the value of the Matching Contributions to his Account, as adjusted for income, expense, gain, or loss, such percentages) determined in accordance with the vesting schedules) selected by the Employer in Section 1.07, and (ii) the value of the Deferral Contributions to his Account as adjusted for income, expense, gain or loss. A Participant's Account shall be valued on the valuation date immediately preceding or coincident with the date of distribution. The amount payable under this Section 7.03 will be subject to the provisions of Section 7.06 and will be distributed in accordance with Article 8.


     25.  Article 7.07. Hardship Withdrawals:
          -----------------------------------

          Article 7.07. is hereby amended in its entirety to read as follows:

          "Subject to the provisions of Article 8, a Participant may apply to the Administrator to make a withdrawal from his Account if such withdrawal is made on account of a Financial Hardship. The minimum amount of a hardship withdrawal is $10,000. A Participant shall be limited to a maximum of two (2) withdrawals on account of Financial Hardship per Plan Year."

     26.  Article 8. Distribution of Benefits Payable After Termination of
          Service.
          ----------------------------------------------------------------

          Article 8 is hereby amended in its entirety to read as follows:

          8.01 Distribution of Benefits to Participants and Beneficiaries.

            (a) Participants.
                ------------

                    (i) At the time the Participant makes a deferral election for a Plan Year, the Participant will determine the method of distribution with respect to the deferrals for such Plan Year as permitted in Section 1.10. If the Participant does not elect a method of distribution, the Participant shall be deemed to have elected a lump sum distribution. The distribution of a Participant's Account shall be made in accordance with the elections on file with the Administrator as of the date distribution commences, pursuant to Section 1.06.

                    (ii) Distributions under a systematic withdrawal plan must be made in substantially equal annual, or more frequent, installments, in cash, over a period certain which does not extend beyond 10 years. The period certain specified in a Participant's first deferral election specifying distribution under a systematic withdrawal plan shall apply to all subsequent election of distributions under a systematic withdrawal plan made by the Participant.

               (b)  Beneficiaries.
                    -------------

                    Distributions to a Beneficiary under the Plan shall be made in a lump sum, notwithstanding that the Participant to whom the Beneficiary relates had elected an installment method of distribution for some or part of his Account. In the instance where the Participant dies after commencing installment distributions, the Beneficiary shall receive a lump sum distribution of the remaining value of the Participant's Account.

          8.02 Time of Distribution. Distribution of a Participant's account shall commence within ninety (90) days following the occurrence of a distribution event set forth in Section 1.06.

          8.03 Notice to Trustee. The Administrator shall send written notification to the Trustee whenever a Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form, amount and frequency of benefits that such Participant or Beneficiary shall receive.


     27.  Article 9.01. Amendment by Employer:
          -----------------------------------

          Article 9.01 is hereby amended in its entirety to read as follows:

          "The Employer reserves the authority to amend the Plan, to include both the Adoption Agreement and the Basic Plan Document, at any time and for any reason by resolution of its board of directors. An executed copy of each such amendment shall be filed with the Trustee as soon as practicable after its adoption. Such changes are to be effective on the effective date of such amended Adoption Agreement and/or the Basic Plan Document. Any such change notwithstanding, no Participant's Account shall be reduced by such change below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change."


     28.  Article 9.03. Termination.
          --------------------------

          Article 9.03 is hereby amended in its entirety to read as follows:

          "The Employer has adopted the Plan with the intention and expectation that the Plan will be continued indefinitely. However, the Employer has no obligation or liability whatsoever to maintain the Plan for any particular length of time and may discontinue or suspend contributions under the Plan or terminate the Plan at any time and for any reason without any liability hereunder for such discontinuance or termination. Notwithstanding the foregoing, the Plan shall automatically terminate upon the occurrence of any of the following events, as determined by the Administrator: (a) the Employer incurs three (3) consecutive quarterly losses, (b) the equity value of Employer falls below $10 million, or (c) there is a Change in Control of the Employer. Coincident with the termination of the Plan, the Employer shall deliver written notice to the Trustees and distribution of Participant Accounts should commence in accordance with the provisions of the Plan."


     29.  In all other respects the Plan is hereby ratified and confirmed.

          IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 11th day of February , 2000.



ATTEST:                                  ICT GROUP, INC.

                                         BY: /s/ Anne Beeson
-------------------------
                                         VP Human Resources

                                 TRUST AGREEMENT

                                     Between

                                 ICT Group, Inc.

                                    [Sponsor]

                                       and

                        FIDELITY MANAGEMENT TRUST COMPANY

                                    [Trustee]








                                        Dated as of  December 20, 1999






                                 IMPORTANT NOTE

This Trust Agreement may only be used in conjunction with the CORPORATEpIan for Retirement Select Plan Adoption Agreement and Basic Plan Document. An Employer may not rely solely on said documents to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.

4/11/94

                               TABLE OF CONTENTS

Section                                                           Page

SECTION 1.
     1.Trust........................................................1
          (a) Establishment ........................................1
          (b) Grantor Trust ........................................1
          (c) Trust Assets .........................................1
          (d) Non-Assignment .......................................1
 SECTION 2.
     2. Payments to Sponsor
 SECTION 3.
     3. Disbursements ..............................................2
          (a) Directions from Administrator ........................2
          (b) Limitations ..........................................2
 SECTION 4.
     4. Investment of Trust
          (a) Selection of Investment Options ......................2
          (b) Available Investment Options .........................2
          (c) Investment Direction .................................3
          (d) Mutual Funds .........................................3
          (e) Trustee Powers .......................................4
 SECTION 5  ........................................................5
     5. Recordkeeping and Administrative Services to be Performed
          (a) General...............................................5
          (b) Accounts .............................................5
          (c) Inspection and Audit..................................5
          (d) Effect of Plan Amendment..............................5
          (e) Returns, Reports and Information
  SECTION 6
     6. Compensation and Expenses...................................6
  SECTION 7
     7. Directions and Indemnification..............................6
          (a) Identity of Administrator ............................6
          (b) Directions from Administrator ........................6
          (c) Directions from Sponsor ..............................6
          (d) Indemnification ......................................7
          (e) Survival .............................................7
  SECTION 8
     8. Resignation or Removal if Trustee...........................7
          (a) Resignation . ........................................7
          (b) Removal. .............................................7
  SECTION 9
     9. Successor Trustee...........................................7
          (a) Appointment ..........................................7
          (b) Acceptance ...........................................7
          (c) Corporate Action .....................................8
  SECTION 10
     10. Termination................................................8
  SECTION 11
     11. Resignation, Removal, and Termination Notices..............8


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



  SECTION 12
     12. Duration ..................................................8

  SECTION 13
     13. Insolvency of Sponsor .....................................8

  SECTION 14
     14. Amendment or Modification .................................9

  SECTION 15
     15. General ..................................................10
          (a) Performance by Trustee, its Agents or Affiliates.....10
          (b) Entire Agreement.....................................10
          (c) Waiver...............................................10
          (d) Successors and Assigns...............................10
          (e) Partial Invalidity...................................10
          (f) Section Headings.....................................10

SECTION 16
     16. Governing Law ............................................11
          (a) Massachusetts Law Controls...........................11
          (b) Trust Agreement Controls.............................11






4/11/94

          TRUST AGREEMENT, dated as of the 20 day of December , 1999, between _______________________ a ____________________corporation, having an office at 800 Town Center Drive, Langhorne, PA (the "Sponsor"), and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the "Trustee").


                                   WITNESSETH:

          WHEREAS, the Sponsor is the sponsor of the ICT Group Non-Qualified Executive Retirement Plan (the "Plan"); and

          WHEREAS, the Sponsor wishes to establish an irrevocable trust and to contribute to the trust assets that shall be held therein, subject to the claims of Sponsor's creditors in the event of Sponsor's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

          WHEREAS, it is the intention of the sponsor that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"); and

          WHEREAS, it is the intention of the Sponsor to make contributions to the trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan; and

          WHEREAS, the trustee is willing to hold and invest the aforesaid plan assets in trust among several investment options selected by the Sponsor; and

          WHEREAS, the Sponsor wishes to have the Trustee perform certain ministerial recordkeeping and administrative functions under the Plan; and

          WHEREAS, the Employer or such other individual named in the Plan is the Administrator of the plan; and

          WHEREAS, the Trustee is willing to perform recordkeeping and administrative services for the Plan if the services are purely ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Trustee by the Administrator.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:



4/11/94

     SECTION 1.

     1. Trust.

          (a) Establishment.

          The Sponsor hereby establishes a trust (hereinafter the "Trust"), With the Trustee. The Trust shall consist of an initial contribution of money or other properly acceptable to the Trustee in its sole discretion, made by the Sponsor or transferred from a previous trustee under the Plan, such additional sums of money as shall from time to time be delivered to the Trustee under the Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement.

          (b) Grantor Trust

          The Trust is intended to be a grantor trust, of which the Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

          (c) Trust Assets.

          The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Sponsor. Any assets held by the Trust will be subject to the claims of the Sponsor's general creditors under federal and state law in the event of Insolvency, as defined in Section 13(a).

          (d) Non-Assignment.

          Benefit payments to Plan participants and their beneficiaries funded under this Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.






4/11/94

     SECTION 2.

     2. Payments to Sponsor.

          Except as provided under Section 13, the Sponsor shall have no right to retain or divert to others any of the Trust assets before all payment of benefits have been made to the participants and their beneficiaries pursuant to the terms of the Plan.


     SECTION 3.

     3. Disbursements.

          (a) Directions from Administrator.

          The Trustee shall disburse monies to the Sponsor for benefit payments in the amounts that the Administrator directs from time to time in writing. The Trustee shall have no responsibility to ascertain any direction's compliance with the terms of the Plan or of any applicable law. The Trustee shall not be responsible for making benefit payments to participants under the Plan, nor shall the Trustee be responsible for any Social Security or Federal, State or local income tax reporting or withholding with respect to such Plan benefits.

          (b) Limitations.

          The Trustee shall not be required to make any disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement. The Trustee shall not be required to make any disbursement in cash unless the Administrator has provided a written direction as to the assets to be converted to cash for the purpose of making the disbursement.


     SECTION 4.

     4. Investment of Trust

          (a) Selection of Investment Options.

          The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

          (b) Available Investment Options.

          In accordance with Section 1.14 of the Plan, the Sponsor shall direct the Trustee as to the investment options available under the Trust provided, however, that the Trustee shall not be considered a fiduciary with investment discretion. The Sponsor may add additional investment options with the consent of the Trustee and upon amendment of the Plan.






  4/11/94

          (c) Investment Direction.

          In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the Plan, the Sponsor may direct the Trustee in writing to invest the assets held in the Trust to correspond to the hypothetical investments made for Participants under the Plan. Such directions may be made by Plan participants by use of the telephone exchange system maintained for such purposes by the Trustee or its agent. In the event that the Trustee fails to receive a proper direction from the Sponsor or from Participants, the assets in question shall be invested in Fidelity Retirement Money Market Fund, or such other fund designated by the Sponsor for this purpose, until the Trustee receives a proper direction.

          (d) Mutual Funds.

          The Sponsor hereby acknowledges that it has received from the Trustee a copy of the prospectus for each Mutual Fund selected by the Sponsor as a Plan investment option. Trust investment in Mutual Funds shall be subject to the following limitations:

               (i) Execution of Purchases and Sales.

               Purchase and sales of Mutual Funds (other than for Exchanges) shall be made on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales (or in the case of a purchase, the subsequent date on which the Trustee has received a wire transfer of funds necessary to make such purchase). Exchanges of Mutual Funds shall be made on the same business day that the Trustee receives a proper direction if received before 4:00 p.m. eastern time; if the direction is received after 4:00 p.m. eastern time, the exchange shall be made the following day.

               (ii) Voting.

               At the time of mailing of notice of each annual or special stockholders' meeting of any Mutual Fund, the Trustee shall `send a copy of the notice and all proxy solicitation materials to each Plan participant who has shares of the Mutual Fund credited to the participant's account, together with a voting direction form for return to the Trustee or its designee. The participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the participant's accounts (both vested and unvested). The Trustee shall vote the shares as directed by the participant. The Trustee shall not vote shares for which it has received no directions from the participant. During the participant recordkeeping reconciliation ("transition") period, the Sponsor shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust. With respect to all rights other than the right to vote, the Trustee shall follow the directions of the participant and if no such directions are received, the directions of the Sponsor. The Trustee shall have no duty to solicit directions from participants or the Sponsor.




    4/11/94                             3

          (e) Trustee Powers.

          The Trustee shall have the following powers and authority:

                    (i) Subject to paragraphs (b), (c) and (d) of this Section
               4, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

                    (ii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

                    (iii) To keep that portion of the Trust in cash or cash
               balances as the Sponsor or Administrator may, from time to time, deem to be in the best interest of the Trust.

                    (iv) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

                    (v) To settle, compromise, or submit to arbitration any
               claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

                    (vi) To employ legal, accounting, clerical, and other
               assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

                    (vii) To do all other acts although not specifically
               mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.

          Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.






    4/11/94                           4

     SECTION 5.

     5. Recordkeeping and Administrative Services to be Performed

          (a) General

          The Trustee shall perform those recordkeeping and administrative functions described in the CORPORATEplan for Retirement Select Plan Service Agreement between the Trustee and the Sponsor ("Service Agreement").

          (b) Accounts.

          The Trustee shall keep accurate accounts of all investments, receipts, disbursements, and other transactions hereunder and shall report the value of the assets held in the Trust as of the last day of each fiscal quarter of the Plan and, if not on the last day of a fiscal quarter, the date on which the Trustee resigns or is removed as provided in Section 8 of this Agreement or is terminated as provided in Section 10 (the "Reporting Date"). Within thirty (30) days following each Reporting Date or within sixty (60) days in the case of a Reporting date caused by the resignation or removal of the Trustee, or the termination of this Agreement, the Trustee shall file with the Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting date. Except as otherwise required under applicable law, upon the expiration of six
          (6) months from the date of filing such account with the Administrator, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such six (6) month period file with the Trustee written objections.

          (c) Inspection and Audit

          All records generated by the Trustee in accordance with paragraphs (a) and (b) shall be open to inspection and audit, during the Trustee's regular business hours prior to the termination of this Agreement, by the Administrator or any person designated by the Administrator. Upon the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall provide to the Administrator, at no expense to the Sponsor, in the format regularly provided to the Administrator, a statement of each participant's accounts as of the resignation, removal, or termination, and the Trustee shall provide to the Administrator or the Plan's new recordkeeper such further records as are reasonable, at the Sponsor's expense.

          (d) Effect of Plan Amendment

          The Trustee's provision of the recordkeeping and administrative services set forth in this Section 5 shall be conditioned on the Sponsor delivering to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption, and on the Administrator providing the Trustee on a timely basis with all the information the Administrator deems necessary for the Trustee to perform the recordkeeping and administrative services and such other information as the Trustee may reasonably request.




  4/11/94

          (e) Returns, Reports and Information

          The Administrator shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law including but not limited to any annual fiduciary tax return. The Trustee shall provide the Administrator with such information as the Administrator may reasonably request to make these filings. The Administrator shall also be responsible for making any disclosures to participants required by law.


     SECTION 6.

     6. Compensation and Expenses.

          As consideration for its services, the Trustee shall be entitled to the fees computed and billed in accordance with the Service Agreement. All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Plan participants' accounts


     SECTION 7.

     7. Directions and Indemnification

          (a) Identity of Administrator.

          The Trustee shall be fully protected in relying on the fact that the Administrator under the Plan is the individual or persons named as such above or such other individuals or persons as the Sponsor may notify the Trustee in writing.

          (b) Directions from Administrator.

          Whenever the Administrator provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction if the direction is contained in a writing (or is oral and immediately confirmed in written) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee in the Service Agreement provided the Trustee reasonably believes the signature of the individual to be genuine. Such direction may be made via EDT in accordance with procedures agreed to by the Administrator and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Administrator. The Trustee shall have no responsibility to ascertain any direction's (i) accuracy, (ii) compliance with the terms of the Plan or any applicable law, or (iii) effect for tax purposes or otherwise.

          (c) Directions from Sponsor

          The Trustee shall not be liable for any loss which arises from the Sponsor's exercise or nonexercise of rights under Section 4 over the assets in a participant's account.





    4/11/64

          (d) Indemnification.

          The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all loss, etc., arising solely from the Trustee's negligence or bad faith.

          (e) Survival.

          The provisions of this Section 7 shall survive the termination of this Agreement.


     SECTION 8.

     8. Resignation or Removal if Trustee.

          (a) Resignation.

          The Trustee may resign at any time upon sixty (60) days' notice in writing to the Sponsor, unless a shorter period of notice is agreed upon by the Sponsor.

          (b) Removal.

          The Sponsor may remove the Trustee at anytime upon sixty (60) days' notice in writing to the Trustee, unless a shorter period of notice is agreed upon by the Trustee.


     SECTION 9.

     9. Successor Trustee.

          (a) Appointment

          If the office of Trustee becomes vacant for any reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.

          (b) Acceptance.

          When the successor trustee accepts its appointment under this Agreement, title to and possession of the Trust assets shall immediately vest in the successor trustee without any further action on the part of the predecessor trustee. The predecessor trustee shall execute all instruments and do all acts that reasonably may be necessary or reasonably may be requested in writing by the Sponsor or the successor trustee to vest title to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.









      4/11/94

          (c) Corporate Action.

          Any successor of the Trustee or successor trustee, through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the successor trustee under the Agreement.


     SECTION 10.

     10. Termination.

          This Agreement may be terminated at any time by the Sponsor upon sixty
          (60) days' notice in writing to the Trustee. On the date of the termination of this Agreement, .the Trustee shall forthwith transfer and deliver to such -individual or entity as the Sponsor shall designate, all cash and assets then constituting the Trust. If, by the termination date, the Sponsor has not notified the Trustee in writing as to whom the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees and disbursements.


     SECTION 11.

     11. Resignation, Removal, and Termination Notices.

          All notices of resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor at the address designated in the Service Agreement, and to the Trustee at the aforementioned address or to such other addresses as the parties have notified each other of in the foregoing manner.


     SECTION 12.

     12. Duration.

          This Trust shall continue in effect without limit as to time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.


     SECTION. 13.

     13. Insolvency of Sponsor

               (a) Trustee shall cease disbursement of funds for payment of benefits to Plan participants and their beneficiaries if the Sponsor is Insolvent. Sponsor shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Sponsor is unable to pay its debts as they become due or (ii) Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.






      4/11/94                        8

               (b) All times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Sponsor under federal and state Law as set forth below.

                    (i) The Board of Directors and the Chief Executive Officer
               of the Sponsor shall have the duty to inform Trustee in writing of Sponsor's Insolvency. If a person claiming to be a creditor of the Sponsor alleges in writing to trustee that Sponsor has become Insolvent, Trustee shall determine whether Sponsor is Insolvent and pending such determination, Trustee shall discontinue disbursements for payment of benefits to Plan participants or their beneficiaries.

                    (ii) Unless Trustee has actual knowledge of Sponsor's
               Insolvency, or has received notice from Sponsor or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Sponsor is Insolvent. Trustee may in all events rely on such evidence concerning Sponsor's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Sponsor's solvency.

                    (iii) If any time Trustee has determined that Sponsor is
               Insolvent, Trustee shall discontinue disbursements for payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Sponsor's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Sponsor with respect to benefits due under the Plan or otherwise.

                    (iv) Trustee shall resume disbursement for the payment of
               benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Sponsor is not Insolvent (or is no longer Insolvent).

               (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to (a) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Sponsor in lieu of the payments provided for hereunder during any such period of discontinuance.


     SECTION 14.

     14. Amendment or Modification

          This agreement may be amended or modified at any time and from time to time only by an instrument executed by both the Sponsor and the Trustee.






      4/11/94                                9

     SECTION 16.

     16. Governing Law.

          (a) Massachusetts Law Controls.

          This Agreement is being made in the Commonwealth of Massachusetts, and the Trust shall be administered as a Massachusetts trust. The validity, construction, effect and administration of this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except to the extent those laws are superseded under Section 514 of ERISA.

          (b) Trust Agreement Controls.

          The Trustee is not a party to the Plan, and in the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of this Agreement shall control.




     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                                       [SPONSOR]


     Attest:                            By /s/ Anne Beeson - VP Human Resources
                                           ------------------------------------
     -----------------------------                       [Title]
              [Title]


                                         FIDELITY MANAGEMENT TRUST COMPANY
                                         [TRUSTEE]



                                          By
                                            -----------------------------------
                                                          [Title]




4/11/94                                11

                                 AMENDMENT NO. 1
                                       TO
                               THE TRUST AGREEMENT
                                     BETWEEN
                           ICT GROUP, INC. [EMPLOYER]
                                       AND
                 THE FIDELITY MANAGEMENT TRUST COMPANY [TRUSTEE]

          WHEREAS, the Employer and the Trustee intend to establish the above-referenced trust agreement ("Trust Agreement"); and

          WHEREAS, the Employer desires to make certain changes to the Trust Agreement to more fully evidence the intent of the parties; and

          WHEREAS, Section 14 of the Trust Agreement authorizes amendment of the Trust Agreement by an instrument executed by both the Employer and the Trustee.

          NOW, THEREFORE, the Trust Agreement is hereby amended effective as of the effective date of the Trust Agreement:


          1. Amendment to the first "whereas clause" of the Trust Agreement:
             ---------------------------------------------------------------

               The first "whereas clause" of the Trust Agreement is hereby deleted in its entirety and replaced with the new following "whereas clause":

                    "Whereas, the Employer is the sponsor of the ICT GROUP
               CORPORATE PLAN FOR RETIREMENT SELECT PLAN (the 'Plan'); and"


          2. Amendment to the second "whereas clause" of the Trust Agreement:
             ----------------------------------------------------------------

               The second "whereas clause" of the Trust Agreement is hereby amended in its entirety to read as follows:

                    "WHEREAS, the Employer wishes to establish a rabbi trust and to contribute to the trust assets that shall be held therein, subject to the claim's of the Employer's creditors in the event of Employer's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and"


          3. Global reference change:
             -----------------------










      DSB:671720.2

                    Except as used in the first "whereas clause" under 1. above, the word "Sponsor" wherever used in the Trust Agreement is hereby deleted and replaced with "Employer."


          4.   Section 1.1:
               -----------

               Section 1.1 of the Plan is hereby amended by adding the following new Section 1.1(b) to read as follows:

               "(b) Trust

               The Trust hereby established shall become irrevocable upon resolution of the board of directors of the Employer."


          5. Sections 1.1(b) through 1.1(d) of the Trust Agreement are redesignated as

               Sections 1.1(c) through l.l (e).


          6.   Section 4(a):
               ------------

               Section 4(a) of the Trust Agreement is hereby deleted in its entirety and replaced with the following new Section 4(a):

               "To the extent the Trustee is not directed in accordance with
               Section 4(b), below, the Trustee shall have authority to invest and select investment options within the investment guidelines established by the Employer. The Trustee shall have no responsibility to render investment advice to any person in connection with the selection of the investment options under the Trust."


          7.   Section 4 (b):
               -------------

               The first sentence of Section 4(b) of the Trust Agreement is hereby deleted and replaced with the following sentence:

               "The Employer shall direct the Trustee as to the investment options available under Section 1.11(b) of the Plan, and to the extent so directed, the Trustee shall not be considered a fiduciary with investment discretion."


          8.   Section 4(e)(v):
               ---------------

               Section 4(e)(v) is hereby amended in its entirety to read as follows:







      DSB:670720.2
                                            2

               "Subject to the prior authorization from the Employer, to (i) settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; (ii) commence or defend suits or legal or administrative proceedings; (iii) represent the Trust in all suits and legal and administrative hearings; and (iv) pay all reasonable expenses arising from any such action, from the Trust."


          9.   Section 4(e)(vi):
               ----------------

               Section 4(e)(v) is hereby amended in its entirety to read as follows:

               "To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and, subject to the prior approval from the Employer, to pay their reasonable expenses and compensation from the Trust."

          10.  Section 7(d):
               ------------

               Section 7(d) is hereby amended in its entirety to read as follows:

               "(d) Indemnification.

                    (i) The Employer shall indemnify the Trustee against and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all loss, etc., arising solely from the Trustee's negligence or bad faith or for which the Trustee is required to indemnify the Plan and the Employer as set forth in Section 7(d)(ii) below.

                    (ii) The Trustee shall indemnify the Plan and the Employer against, and hold the Plan and the Employer harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Plan or the Employer by reason of any claim, regulatory proceeding or






      DSB:670720.2
                                             3
                         litigation arising from grossly negligent, reckless, fraudulent or unlawful acts of the Trustee or its delegates."

          11. In all other respects, the Trust Agreement is hereby ratified and confirmed.























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